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                                                                      EXHIBIT 21

                          PARAGON HEALTH NETWORK, INC.
                        DIRECT AND INDIRECT SUBSIDIARIES

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                                                                   STATE/COUNTRY
                                                                   INCORPORATED
                                                                   -------------
Living Centers of America, Inc....................................         DE
SUBSIDIARIES
  Beaver Properties/Newco, Inc....................................         NC
  LCA Acquisition Sub, Inc........................................         DE
  LC Management Company...........................................         DE
  LCR, Inc........................................................         DE
  LCA Insurance Co., Ltd..........................................        Cayman
                                                                         Islands
  LCA Operational Holding Company.................................         DE
    Living Centers--Southeast, Inc................................         NC
      Living Centers Southeast Development Corporation............         NC
      Brian Center of Asheboro, Inc...............................         NC
      Brian Center Health & Retirement/Alleghany, Inc.............         NC
      Brian Center Health & Retirement/Bastian, Inc...............         NC
      Brian Center Nursing Care/Fincastle, Inc....................         NC
      Brian Center Nursing Care/Austell, Inc......................         GA
    Living Centers of Texas, Inc..................................         DE
      DevCon Holding Company......................................         DE
    Living Centers--Rocky Mountain, Inc...........................         NV
    Living Centers--East, Inc.....................................         DE
    TOICA, Inc....................................................         DE
    Brian Center Health & Rehabilitation/Tampa, Inc...............         AL
    American Pharmaceutical Services, Inc.........................         DE
      American Pharmaceutical Services of Georgia, LLC............         GA
      Allied Pharmacy Management, Inc.............................         TX
        APS Holding Company, Inc..................................         TN
          Nann-Dan Corporation....................................         FL
          Professional RX Systems, Inc............................         FL
    Progressive Care Centers of America, Inc......................         DE
    Brian Center Health & Retirement/Wallace, Inc.................         NC
    Brian Center Nursing Care/Powder Springs, Inc.................         NC
    Brian Center Nursing Care/Hickory, Inc........................         NC
    Brian Center of Central Columbia, Inc.........................         NC
    Brian Center Management Corporation...........................         NC
    Med-Care Sales and Rentals, Inc...............................         NC
    American Rehabilitation Services, Inc.........................         UT
      American Rehabilitation Management, Inc.....................         TN
        Rehability Hospital Services, Inc.........................         TN
        Workhealth Healthcare Management, Inc.....................         DE
        Therapy Management Innovations, Inc.......................         NV
        Med-Therapy Rehabilitation Services, Inc..................         NC
        Rehability Health Services, Inc...........................         TX
          Gulf Coast Physical Therapy Group, Inc..................         MS
              Metro Physical Therapy (51%)........................         MS
              Industrial Therapy Center (50%).....................         MS
          TheraCare Home Health Agency, Inc.......................         TN
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
                                                                   STATE/COUNTRY
                                                                   INCORPORATED
                                                                   -------------
    Living Centers LTCP Development Company.......................       DE
      American Geriatric Management Service, Inc. (75%)...........       TX
    Hospice Associates of America, Inc............................       DE
      Heart of America Hospice, LLC...............................       KS
      Hospice Care of Louisiana, LLC..............................       LA
      Hospice Management Partners, Inc............................       DE
    American Geriatric Management Services, Inc...................       DE
    Living Centers Holding Company................................       DE
    Hospice of Houston, LP (50%)..................................       TX
  American Senior Health Services, Inc............................       DE
    Homecare Associates of America, Inc...........................       DE
    Home Health Management Associates of America, Inc.............       DE
  GranCare, Inc...................................................       DE
    AMS Properties, Inc...........................................       DE
    Cornerstone Health Management Corporation.....................       DE
      StoneCreek Management Company, Inc..........................       MO
    Evergreen Healthcare, Inc.....................................       GA
      Omega/Indiana Care Corporation..............................       DE
      Connerwood Healthcare, Inc..................................       IN
      Heritage of Louisiana, Inc..................................       LA
      National Heritage Realty, Inc...............................       LA
      EH Acquisition Corp.........................................       GA
        EH Acquisition Corp. II...................................       GA
      EH Acquisition Corp. III....................................       GA
      Evergreen Healthcare Ltd., L.P. ( EHI-Limited Partner;
      Omega/Indiana Care Corporation-General Partner).............       IN
    GranCare Trading, Inc.........................................       GA
    GranCare GPO Services, Inc....................................       GA
    American-Cal Medical Services, Inc............................       CA
    AMS Green Tree, Inc...........................................       WI
    Renaissance Mental Health Center, Inc.........................       WI
    GCI Palm Court, Inc...........................................       CA
    GranCare South Carolina, Inc..................................       SC
    GCI Rehab, Inc................................................       CA
      GCI -Cal Therapies Company..................................       CA
      GCI Therapies, Inc..........................................       CA
    HMI Convalescent Care, Inc....................................       CA
    GranCare of Michigan, Inc.....................................       MI
    GranCare Home Health Services, Inc............................       CA
      Coordinated Home Health Services, Inc.......................       CA
      GranCare Nursing Services and Hospice, Inc..................       WI
    GCI-Cal Health Care Centers, Inc..............................       CA
    GCI Realty, Inc...............................................       DE
    GCI Jolley Acres, Inc.........................................       SC
    GCI Prince George, Inc........................................       SC
    GCI Springdale Village, Inc...................................       SC
    GCI Village Green, Inc........................................       SC
    GCI Faith Nursing Home, Inc...................................       SC
    GCI East Valley Medical & Rehabilitation Center, Inc..........       AZ
    GCI-Wisconsin Properties, Inc.................................       WI
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
                                                                   STATE/COUNTRY
                                                                   INCORPORATED
                                                                   -------------
    GranCare of Northern California, Inc..........................       CA
    GranCare of North Carolina, Inc...............................       NC
    GCI Colter Village, Inc.......................................       AZ
    GCI Bella Vita, Inc...........................................       CO
    GCI Health Care Centers, Inc..................................       DE
    GC Services, Inc..............................................       CA
    HostMasters, Inc..............................................       CA
    Professional Health Care Management, Inc......................       MI
      Cambridge Bedford, Inc......................................       MI
      Cambridge East, Inc.........................................       MI
      Cambridge North, Inc........................................       MI
      Cambridge South, Inc........................................       MI
      ClintonAire Nursing Home, Inc...............................       MI
      Crestmont Health Center, Inc................................       MI
      Frenchtown Nursing Home, Inc................................       MI
      Heritage Nursing Home, Inc..................................       MI
      International Health Care Management, Inc...................       MI
      International X-Ray, Inc....................................       MI
      Madonna Nursing Center, Inc.................................       MI
      Middlebelt-Hope Nursing Home, Inc...........................       MI
      Middlebelt Nursing Home, Inc................................       MI
      Nightingale East Nursing Center, Inc........................       MI
      St. Anthony Nursing Home, Inc...............................       MI
    GCI Camellia Care Center, Inc.................................       CO
    GCI Indemnity, Inc............................................       VT
    GCI Valley Manor, Inc.........................................       CO
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